                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                        Date of Report: January 25, 2001
                          ----------------------------
                        (Date of earliest event reported)


          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2001-A OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         CALIFORNIA                    333-41568                 33-0593804

(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)



                      19300 Gramercy Place, North Building
                           Torrance, California 90509
                           --------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 468-7332

ITEM 5. OTHER EVENTS

                  On January 25, 2001, Toyota Motor Credit Receivables Corporation ("TMCRC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of January 1, 2001 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TMCRC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property.

                  On January 25, 2001, the Toyota Auto Receivables 2001-A Owner Trust, a Delaware business trust created pursuant to that certain Second Amended and Restated Trust Agreement dated as of January 1, 2001 (the "Trust Agreement"), by and among TMCRC, as depositor, U.S. Bank Trust National Association, as owner trustee, and U.S. Bank Trust National Association, as Delaware co-trustee, (the "Trust"), TMCRC, as seller.

                  On January 25, 2001, TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of January 1, 2001 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust.

                  On January 25, 2001, the Trust caused the issuance, pursuant to that certain Indenture dated as of January 1, 2001 (the "Indenture"), by and between the Trust, as issuer, and U.S. Bank National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: Class A-1, Class A-2, Class A-3, Class A-4 (collectively, the "Notes").

                  On January 25, 2001, the Trust, TMCC as Administrator, U.S. Bank National Association as Indenture Trustee and U.S. Bank Trust National Association as Owner Trustee entered into that certain Administration Agreement (the "Administration Agreement"), pursuant to which TMCC agreed to perform certain duties of the Issuer, the Owner Trustee and the Indenture Trustee.

                  On January 25, 2001, the Trust entered into that certain ISDA Master Agreement (the "Master Agreement") dated as of January 25, 2001, a Schedule to the Swap Agreement dated as of January 25, 2001 (the "Schedule"), a Class A-3 Confirmation to the Swap Agreement dated as of January 25, 2001 (the "Class A-3 Confirmation"), and a Class A-4 Confirmation to the Swap Agreement dated as of January 25, 2001 (the "Class A-4 Confirmation", and together with the Master Agreement, the Schedule and the Class A-3 Confirmation, the "Swap Agreement"), collectively embodying two interest rate swaps between the Trust and TMCC, as swap counterparty.

                  On January 25, 2001, the Trust, as assignor, U.S. Bank National Association, as assignee, and TMCC, as swap counterparty, entered into that certain Assignment of the Swap Agreement dated as of January 25, 2001 (the "Assignment"), pursuant to which the Trust assigned its interest in the Swap Agreement to U.S. Bank National Association, as the Indenture Trustee.

                  On January 25, 2001, $440,000,000 of the Class A-2 Notes, $440,000,000 of the Class A-3 Notes and $306,452,000 of the Class A-4 Notes were sold to Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner and Smith Incorporated, Chase Securities Inc., Lehman Brothers, Morgan Stanley & Co. and Salomon Smith Barney Inc., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of January 11, 2001, by and among TMCRC, TMCC and the Underwriters. The Underwriting Agreement was filed as Exhibit 1.1 to an 8-K filing on January 25, 2001.

                  The Notes have been registered pursuant to the Securities Act of 1933, as amended, under Registration Statement on Form S-3 (Commission File No. 333-41568).

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                  Attached as Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as Exhibit 4.4 is the Trust Agreement, as Exhibit 4.5 is the Administration Agreement, as Exhibit 4.6 is the Master Swap Agreement, as
Exhibit 4.7 is the Schedule to the Swap Agreement, as Exhibit 4.8 is the Class A-3 Confirmation to the Swap Agreement, as Exhibit 4.9 is the Class A-4 Confirmation to the Swap Agreement and as Exhibit 4.10 is the Assignment of the Swap Agreement.

                                  EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

       The exhibit number corresponds with Item 601(a) of Regulation S-K.

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
         Exhibit 4.1                Sale and Servicing Agreement dated as of
                                    January 1, 2001, by and among the
                                    Registrant, as issuer, TMCRC, as seller, and
                                    TMCC, as servicer.

         Exhibit 4.2 Indenture dated as of January 1, 2001, by and between the Registrant, as issuer, and U.S. Bank National Association, as indenture trustee.

         Exhibit 4.3                Receivables Purchase Agreement dated as of
                                    January 1, 2001, by and between TMCRC, as purchaser, and TMCC, as seller.

         Exhibit 4.4 Trust Agreement dated as of January 1, 2001, by and among TMCRC, as depositor, U.S. Bank
                                    Trust National Association, as owner
                                    trustee, and U.S. Bank Trust National
                                    Association, as Delaware co-trustee.

         Exhibit 4.5                Administration Agreement dated as of January
                                    1, 2001, by and among the Registrant, as issuer, TMCC, as administrator, U.S. Bank
                                    National Association, as indenture trustee, and U.S. Bank Trust National Association, as owner trustee.

         Exhibit 4.6 Swap Agreement dated as of January 25, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.7 Schedule to the Swap Agreement dated as of January 25, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.8 Class A-3 Confirmation to the Swap Agreement dated as of January 25, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.9 Class A-4 Confirmation to the Swap Agreement dated as of January 25, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.10 Assignment of the Swap Agreement dated as of January 25, 2001, by and among the Registrant, as assignor, U.S. Bank National
                                    Association, as assignee, and TMCC, as swap counterparty.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION


                                    By:  /s/ LLOYD MISTELE
                                       ------------------------------
                                       Name:   Lloyd Mistele
                                       Title:  President

February 6, 2001

                                  EXHIBIT INDEX


Item 601(a) of Regulation S-K

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------
         Exhibit 4.1                Sale and Servicing Agreement dated as of
                                    January 1, 2001, by and among the
                                    Registrant, as issuer, TMCRC, as seller, and
                                    TMCC, as servicer.

         Exhibit 4.2 Indenture dated as of January 1, 2001, by and between the Registrant, as issuer, and U.S. Bank National Association, as indenture trustee.

         Exhibit 4.3                Receivables Purchase Agreement dated as of
                                    January 1, 2001, by and between TMCRC, as purchaser, and TMCC, as seller.

         Exhibit 4.4 Trust Agreement dated as of January 1, 2001, by and among TMCRC, as depositor, U.S. Bank
                                    Trust National Association, as owner
                                    trustee, and U.S. Bank Trust National
                                    Association, as Delaware co-trustee.

         Exhibit 4.5                Administration Agreement dated as of January
                                    1, 2001, by and among the Registrant, as issuer, TMCC, as administrator, U.S. Bank
                                    National Association, as indenture trustee, and U.S. Bank Trust National Association, as owner trustee.

         Exhibit 4.6 Swap Agreement dated as of January 25, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.7 Schedule to the Swap Agreement dated as of January 25, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.8 Class A-3 Confirmation to the Swap Agreement dated as of January 25, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.9 Class A-4 Confirmation to the Swap Agreement dated as of January 25, 2001, between the Registrant, as issuer, and TMCC, as swap counterparty.

         Exhibit 4.10 Assignment of the Swap Agreement dated as of January 25, 2001, by and among the Registrant, as assignor, U.S. Bank National
                                    Association, as assignee, and TMCC, as swap counterparty.